UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

VOR BIOPHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39979	81-1591163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1350
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 655-6580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 10, 2025, Vor Biopharma Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Jefferies LLC, Citigroup Global Markets Inc. and TD Securities (USA) LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale in a public offering of 10,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Equity Offering”) at a public offering price of $10.00 per share. The net proceeds to the Company from the Equity Offering are expected to be approximately $93.7 million (or $107.8 million if the Underwriters exercise the Underwriters' Option (as defined below) in full), after deducting the underwriting discounts and commissions and estimated offering expenses. The closing of the Equity Offering is expected to occur on November 12, 2025, subject to the satisfaction of customary closing conditions. In addition, the Company granted the Underwriters a 30-day option to purchase up to 1,500,000 additional shares of its common stock at the public offering price, less the underwriting discounts and commissions (the “Underwriters’ Option”). The Company intends to use the net proceeds from the Equity Offering and the net proceeds from the Underwriters’ Option, if exercised by the Underwriters, to advance the Company’s clinical development for telitacicept, including initiation of a Phase 3 clinical trial for primary Sjögren’s Disease, as well as manufacturing and pre-commercialization activities for telitacicept, and for working capital and general corporate purposes.

Based on the planned use of proceeds described above, the Company believes that the net proceeds from the Equity Offering, together with its current cash, cash equivalents and marketable securities (including the $49.8 million of net proceeds from sales made under the Company’s “at-the market” facility entered into in December 2022 with Stifel, Nicolaus & Company, Incorporated, subsequent to September 30, 2025), will be sufficient to enable the Company to fund its operating expenses and capital expenditure requirements into the second quarter of 2027. As of September 30, 2025, the Company had 9,026,922 shares of Common Stock outstanding.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act,”) other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by such parties.

The Equity Offering and any sale of the shares pursuant to the Underwriters' Option are being made pursuant to the Company’s registration statement on Form S-3 (Registration Statement No. 333-285969) that was declared effective by the Securities and Exchange Commission (the “SEC”) on March 31, 2025, and a prospectus supplement thereunder.

The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the shares in the Equity Offering is filed as Exhibit 5.1 hereto.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and Private Securities Litigation Reform Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “anticipate,” “believe,” “expects,” “intends,” “may,” “plan,” “should,” “subject to,” “will,” “would” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding: the completion of the Equity Offering, the satisfaction of customary closing conditions related to the Equity Offering, the planned use of the net proceeds from the Equity Offering and the Underwriters’ Option, and the sufficiency of the Company's cash, cash equivalents and marketable securities, including the net proceeds from the Equity Offering, to fund its operating expenses and capital expenditure requirements into the second quarter of 2027. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the Equity Offering. These and other risks and uncertainties include those described more fully in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our public filings with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on August 12, 2025, as well as any other reports that we may file with the SEC in the future. Forward-looking statements contained in this Current Report on Form 8-K are based on information available to us as of the date hereof. We undertake no obligation to update such information except as required under applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 10, 2025, by and among Vor Biopharma Inc. and J.P. Morgan Securities LLC, Jefferies LLC, Citigroup Global Markets Inc. and TD Securities (USA) LLC.
5.1	Opinion of Cooley LLP.
23.1	Consent of Cooley LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vor Biopharma Inc.

Date:	November 12, 2025	By:	/s/ Jean-Paul Kress
Name: Jean-Paul Kress Title: Chief Executive Officer